UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1 TO

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2008 [April 22, 2008]

SUN WORLD PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Nevada

000-52365

20-4395271

(State of other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.

 1530 9th Ave S.E., Calgary, Alberta T3C 1E3

(Address of principal executive offices)               (Zip Code)

(403) 850-4120

Registrant’s telephone number, including area code

1601 - 14 Street SW., Calgary, Alberta T3C 1E3

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K amends Sun World Partners, Inc.’s Current Report on Form 8-K filed on June 20, 2008, to include the requisite financial statements and pro forma financial information.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial statements of business acquired.  See Exhibit 99.1

(b)

Pro forma financial information.  See Exhibit 99.2

(c)

Shell  Company Transactions.   Not Applicable

(d)

Exhibits.  See Exhibit Index set forth below for a list of exhibits included with this Current Report on

Form 8-K/A

Exhibit Index

Exhibit	Description of Exhibit
Number
99.1	Financial Statements of H Pay Card Inc.
99.2	Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN WORLD PARTNERS INC.

By:	/s/ Tom Zapatinas
Tom Zapatinas
Chief Executive Officer

Date:  August 11, 2008

2